UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    ----------------------------------------

                                AMENDED FORM 8-K

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report    DECEMBER 11, 1996

                                OMNI U.S.A., INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                   0-17493                 88-0237223
        (State of                (Commission              (IRS Employer
      Incorporation)             File Number)           Identification No.)

                      7502 Mesa Road, Houston, Texas 77028
            --------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrants telephone number, including area code:  (713) 635-6331

                                 OMNI USA, INC.

Item 1. Changes in Control of Registrant.

     NONE.

Item 2. Acquisitions or Disposition of Assets.

     On October 4, 1996, the Company acquired 100% of the common stock of Butler Products Corp. ("BPC"), a Kentucky corporation located in Butler, Kentucky for $937,400. BPC is a manufacturer of stabilizer and landing gear jacks and trailer products sold to manufacturers and distributors of heavy duty trailers. The stock was purchased from the sole shareholders of BPC, Messrs. Frank E. Jakubec and Dennis W. Swim, who were unaffiliated with the Company at the time of acquisition. Terms of the transaction included payments to the shareholders of BPC of $225,000 in cash, $500,000 in junior subordinated notes due in 2003, and 150,000 shares of common stock of the Company valued at $212,400. BPC has been engaged in the business of manufacturing jack and trailer products for over 40 years. The Company intends to utilize the assets of BPC to continue in that business.

Item 3. Bankruptcy or Receivership.

     NONE.

Item 4. Changes in Registrant's Certifying Accountant.

     NONE.

Item 5. Other Events.

     NONE.

Item 6. Resignation of Registrant's Directors.

     NONE.

                                 OMNI USA, INC.

Item 7. Financial Statements & Exhibits.

The following financial statements of Butler Products Corp. are filed as part of this report:

     Balance Sheets as of September 30, 1996 and June 30, 1996

     Statements of Operations for the three months ended September 30, 1996 and for the year ended June 30, 1996

     Statements of Cash Flows for the three months ended September 30, 1996 and for the year ended June 30, 1996

Pro Forma results of operations as if the acquisition of BPC had occured at the beginning of the period are as follows:

                                                   Quarter             Year
                                                    Ended              Ended
                                                   9/30/96            6/30/96
                                                -----------        ------------
Net sales ...............................       $ 3,498,980        $ 13,076,708
Operating income (loss) .................            (7,289)           (115,163)
Net income (loss) .......................           (43,639)           (220,702)
Net (loss) per common share .............             (0.04)              (0.16)

Exhibits previously provided include:

      10.9      Butler products Corporation Share Purchase Agreement dated
                      October 1, 1996, together with exhibits as follows:

                     -Junior Subordinated Promissory Note to Frank E. Jakubec

                     -Junior Subordinated Promissory Note to Dennis W. Swim

                     -Employment Agreement between Butler Products
                      Corporation and Frank E. Jakubec

                     -Employment Agreement between Butler Products
                      Corporation and Dennis W. Swim

                     -Noncompetition Agreement between Butler Products
                      Corporation and Frank E. Jakubec

                     -Noncompetition Agreement between Butler Products
                      Corporation and Dennis W. Swim

                                 OMNI USA, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               OMNI USA, INC.
                                                (Registrant)

Date: December 11, 1996                 By: /s/ JEFFREY K. DANIEL
                                                Jeffrey K. Daniel
                                                President

                             BUTLER PRODUCTS CORP.

                           BALANCE SHEETS (Unaudited)
                      September 30, 1996 and June 30, 1996

                                     ASSETS

                                                      September 30    June 30
                                                          1996          1996
                                                      ------------   ----------
CURRENT ASSETS:
Cash                                                   $   37,880    $   72,262
Accounts receivable, trade, net                           334,831       376,814
Inventories                                               342,732       348,731
Prepaid expenses                                           13,576        16,993
                                                       ----------    ----------
     TOTAL CURRENT ASSETS                                 729,019       814,800

PROPERTY AND EQUIPMENT, net of
   accumulated depreciation and amortization              290,278       305,956

OTHER ASSETS:
   Long term deposits                                           0         3,000
                                                       ----------    ----------
     TOTAL ASSETS                                      $1,019,297    $1,123,756
                                                       ==========    ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                                       $  204,929    $  300,611
Accrued expenses                                           55,077        45,293
Current portion of long-term debt                         292,611       267,763
                                                       ----------    ----------
     TOTAL CURRENT LIABILITIES                            552,617       613,667

LONG-TERM DEBT                                            291,382       314,673
                                                       ----------    ----------
     TOTAL LIABILITIES                                    843,999       928,340
                                                       ----------    ----------
DEFERRED FEDERAL INCOME TAX                                 9,821         9,821
                                                       ----------    ----------
STOCKHOLDERS' EQUITY
Common stock                                               75,000        75,000
Retained earnings                                          90,477       110,595
                                                       ----------    ----------
     TOTAL STOCKHOLDERS' EQUITY                           165,477       185,595
                                                       ----------    ----------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY               $1,019,297    $1,123,756
                                                       ==========    ==========

                             BUTLER PRODUCTS CORP.

                      STATEMENTS OF OPERATIONS (Unaudited)
                    FOR THE QUARTER ENDED SEPTEMBER 30, 1996
                        AND THE YEAR ENDED JUNE 30, 1996

                                                      QUARTER         YEAR
                                                       ENDED          ENDED
                                                    September 30     June 30
                                                        1996           1996
                                                    ------------    ----------
NET SALES                                            $  644,021     $2,690,184

COST OF SALES                                           557,928      2,280,683
                                                     ----------     ----------
Gross profit                                             86,093        409,501

SELLING, GENERAL AND ADMINISTRATIVE
   EXPENSES                                              89,805        357,054
                                                     ----------     ----------
OPERATING INCOME (LOSS)                                  (3,712)        52,447

OTHER INCOME (EXPENSE)                                  (11,884)       (45,698)
                                                     ----------     ----------
Income before taxes                                     (15,596)         6,749

Provision for Federal Income Tax                          4,522          9,820
                                                     ----------     ----------
Net income (loss)                                    $  (20,118)    $   (3,071)
                                                     ==========     ==========

                                BUTLER PRODUCTS CORP.
                  CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
                    For the Three Months Ended September 30, 1996
                           and the Year Ended June 30, 1996


                                                        SEPTEMBER 30    JUNE 30
                                                          1996            1996
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                        $(20,118)    $  (3,071)
Adjustments to reconcile net income (loss) to net
 cash (used) provided by operating activities:
  Depreciation and amortization                            20,400        65,480
  Changes in operating assets and liabilities:
   Accounts receivable                                     41,983        91,138
   Inventories                                              5,999       (15,136)
   Prepaid expenses                                         3,417        (2,109)
   Accounts payable                                       (95,682)         (334)
   Accrued expenses                                         9,784       (53,691)
                                                         --------      --------
   Total adjustments                                      (14,099)       85,348
                                                         --------      --------
   Net cash (used) provided by operating activities       (34,217)       82,277
                                                         --------      --------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment                         (1,722)     (171,510)
                                                         --------      --------
CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from debt                                         15,000       225,517
Payments on debt                                          (13,443)      (66,267)
                                                         --------      --------
Net cash provided by financing activities                   1,557       159,250
                                                         --------      --------
NET INCREASE (DECREASE) IN CASH                           (34,382)       70,017
CASH AT BEGINNING OF PERIOD                                72,262         2,245
                                                         --------      --------
CASH AT END OF PERIOD                                    $ 37,880      $ 72,262
                                                         ========      ========